UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2025

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland, D02 VR98
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.000% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.350% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.900% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2025, Aon plc (the “Company”) and Aon Corporation (“Aon Corp”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Gregory C. Case, the Company’s President and Chief Executive Officer. The purpose of the Employment Agreement is to, among other things, renew and extend the term of Mr. Case’s employment until December 31, 2030, unless earlier terminated pursuant to its terms, and update certain terms of his compensation for such period. A brief description of certain of the terms and conditions of the Employment Agreement are set forth below:

Term and Position. The term of the Employment Agreement commenced December 31, 2025 and will expire on December 31, 2030, unless terminated earlier in accordance with the terms of the Employment Agreement. The Employment Agreement provides that Mr. Case will continue to serve as the Company’s and Aon Corp’s President and Chief Executive Officer. The Employment Agreement also provides that, subject to his continued employment with Aon Corp, Mr. Case will be nominated for re-election as a member of the board of directors of the Company (the “Board”) at the 2026 annual general meeting of the shareholders of the Company and each subsequent annual general meeting of shareholders of the Company during the term of his Employment Agreement.

Salary and Bonus. Under the Employment Agreement, Mr. Case’s annual base salary will increase to $1,750,000. Mr. Case will also continue to be eligible for a target bonus of not less than 250% of base salary. The independent directors of the Board retain the discretion to determine Mr. Case’s actual bonus payment.

Termination Provisions. The Employment Agreement continues to include provisions governing the rights and benefits of the Company and Mr. Case in the event of a termination of Mr. Case’s employment that are substantially similar to the termination provisions in the prior employment agreement entered into with the Company, Aon Corp and Mr. Case.

Long-Term Incentive Compensation. Pursuant to the Employment Agreement, Mr. Case will continue to be eligible to participate in the Company’s long-term incentive compensation plans, such as its Leadership Performance Program (“LPP”), a sub-plan of the Aon plc 2011 Incentive Plan (the “2011 Incentive Plan”). As a reflection of Mr. Case’s exceptional performance to date and his commitment to the extended term of employment as set forth in the Employment Agreement, the Employment Agreement entitles Mr. Case to a grant of performance share units (the “Performance Share Units”) under the 2011 Incentive Plan, with a grant date target value of $50 million. The Performance Share Unit Agreement under which the Performance Share Units are granted provides that between 0% and 200% of the target number of units subject to the award will be eligible to be earned based on the achievement of organic revenue growth, adjusted operating margin and free cash flow performance goals over a five-year performance period commencing on January 1, 2026, and ending on December 31, 2030, generally subject to Mr. Case’s continued service, with the number of Performance Share Units earned capped at 100% of the target number of units if the Company’s absolute TSR is negative over the performance period.

Restrictive Covenants. The Employment Agreement continues to include two-year non-competition and non-solicitation provisions without regard to the reason for such termination, subject to certain limited and customary exceptions. In addition, the Employment Agreement includes customary confidentiality and intellectual property ownership provisions.

The foregoing summary of the terms and conditions of the Employment Agreement and Performance Share Units does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement and Performance Share Unit Agreement filed as Exhibits 10.1 and 10.2 to this report, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Employment Agreement, dated as of December 31, 2025, by and among Aon plc, Aon Corporation and Gregory C. Case.

10.2	Performance Share Unit Agreement, dated as of December 31, 2025, by and between Aon plc and Gregory C. Case.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: January 2, 2026